Results of Meeting of Shareholders

AXP GROWTH FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          161,067,509.378                8,777,289.897
Philip J. Carroll, Jr.   161,696,909.389                8,147,889.886
Livio D. DeSimone        161,363,098.318                8,481,700.957
Barbara H. Fraser        161,749,782.777                8,095,016.498
Ira D. Hall              161,624,688.292                8,220,110.983
Heinz F. Hutter          161,223,353.993                8,621,445.282
Anne P. Jones            161,454,050.036                8,390,749.239
Stephen R. Lewis, Jr.    161,977,476.287                7,867,322.988
Alan G. Quasha           161,843,920.313                8,000,878.962
Stephen W. Roszell       161,838,277.012                8,006,522.263
Alan K. Simpson          160,863,762.643                8,981,036.632
Alison Taunton-Rigby     161,799,304.848                8,045,494.427
William F. Truscott      161,815,746.539                8,029,052.736

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

  Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  141,057,904.638          17,507,272.377      4,873,844.260    6,405,778.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

  Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  91,594,183.882          10,794,945.503       3,027,271.539   4,381,082.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  90,506,862.032        10,718,195.735       4,191,343.157   4,381,082.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP LARGE CAP EQUITY FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          161,067,509.378                8,777,289.897
Philip J. Carroll, Jr.   161,696,909.389                8,147,889.886
Livio D. DeSimone        161,363,098.318                8,481,700.957
Barbara H. Fraser        161,749,782.777                8,095,016.498
Ira D. Hall              161,624,688.292                8,220,110.983
Heinz F. Hutter          161,223,353.993                8,621,445.282
Anne P. Jones            161,454,050.036                8,390,749.239
Stephen R. Lewis, Jr.    161,977,476.287                7,867,322.988
Alan G. Quasha           161,843,920.313                8,000,878.962
Stephen W. Roszell       161,838,277.012                8,006,522.263
Alan K. Simpson          160,863,762.643                8,981,036.632
Alison Taunton-Rigby     161,799,304.848                8,045,494.427
William F. Truscott      161,815,746.539                8,029,052.736

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
 141,057,904.638         17,507,272.377      4,873,844.260   6,405,778.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  3,293,266.905           233,922.875         102,061.449     641,184.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP LARGE CAP VALUE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          161,067,509.378                8,777,289.897
Philip J. Carroll, Jr.   161,696,909.389                8,147,889.886
Livio D. DeSimone        161,363,098.318                8,481,700.957
Barbara H. Fraser        161,749,782.777                8,095,016.498
Ira D. Hall              161,624,688.292                8,220,110.983
Heinz F. Hutter          161,223,353.993                8,621,445.282
Anne P. Jones            161,454,050.036                8,390,749.239
Stephen R. Lewis, Jr.    161,977,476.287                7,867,322.988
Alan G. Quasha           161,843,920.313                8,000,878.962
Stephen W. Roszell       161,838,277.012                8,006,522.263
Alan K. Simpson          160,863,762.643                8,981,036.632
Alison Taunton-Rigby     161,799,304.848                8,045,494.427
William F. Truscott      161,815,746.539                8,029,052.736

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
 141,057,904.638         17,507,272.377      4,873,844.260   6,405,778.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
   815,391.569             84,937.514         18,872.483      147,121.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP RESEARCH OPPORTUNITIES FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          161,067,509.378                8,777,289.897
Philip J. Carroll, Jr.   161,696,909.389                8,147,889.886
Livio D. DeSimone        161,363,098.318                8,481,700.957
Barbara H. Fraser        161,749,782.777                8,095,016.498
Ira D. Hall              161,624,688.292                8,220,110.983
Heinz F. Hutter          161,223,353.993                8,621,445.282
Anne P. Jones            161,454,050.036                8,390,749.239
Stephen R. Lewis, Jr.    161,977,476.287                7,867,322.988
Alan G. Quasha           161,843,920.313                8,000,878.962
Stephen W. Roszell       161,838,277.012                8,006,522.263
Alan K. Simpson          160,863,762.643                8,981,036.632
Alison Taunton-Rigby     161,799,304.848                8,045,494.427
William F. Truscott      161,815,746.539                8,029,052.736

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
 141,057,904.638        17,507,272.377       4,873,844.260    6,405,778.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  46,696,300.207         5,321,920.495       1,455,946.854   1,236,391.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  46,099,041.850         5,258,176.734       2,116,948.972   1,236,391.000

* Denotes Registrant-wide proposals and voting results.